UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

364-Day Revolving Credit Agreement

On June 19, 2013, Enterprise Products Operating LLC, a Texas limited liability company (“EPO”) and the operating subsidiary of Enterprise Products Partners L.P. (the “Partnership”), entered into a 364-Day Revolving Credit Agreement among EPO, as Borrower, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd. and The Royal Bank of Scotland Plc, as Co-Syndication Agents, and The Bank of Nova Scotia, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS Securities LLC and Royal Bank of Canada, as Co-Documentation Agents (the “364-Day Credit Agreement”). Under the terms of the 364-Day Credit Agreement, EPO may borrow up to $1.0 billion at a variable interest rate for a term of 364 days, subject to the terms and conditions set forth therein.

EPO’s obligations under the 364-Day Credit Agreement are not secured by any collateral; however, they are guaranteed by the Partnership pursuant to a Guaranty Agreement (the “Guaranty Agreement”). Amounts borrowed under the 364-Day Credit Agreement mature on June 18, 2014, although EPO may, between 15 and 60 days prior to the maturity date, elect to have the entire principal balance then outstanding continued as non-revolving term loans for a period of one additional year, payable on June 18, 2015.

On a quarterly basis, EPO is required to pay a facility fee on each lender’s commitment irrespective of commitment usage. The applicable rate spread for Eurodollar loans and alternate base rate loans that EPO will pay with respect to borrowings and the facility fee EPO will pay on the total commitment will vary based on EPO’s senior debt credit rating.

The 364-Day Credit Agreement contains customary representation, warranties, covenants (affirmative and negative) and events of default, the occurrence of which would permit the lenders to accelerate the maturity date of amounts borrowed under the 364-Day Credit Agreement. The 364-Day Credit Agreement also restricts EPO’s ability to pay cash distributions to the Partnership if a default or an event of default (as defined in the 364-Day Credit Agreement) has occurred and is continuing at the time such distribution is scheduled to be paid.

The descriptions of the 364-Day Credit Agreement and the Guaranty Agreement in this Item 1.01 are qualified in their entirety by reference to the full text of the 364-Day Credit Agreement and the Guaranty Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

First Amendment to Multi-Year Credit Agreement

On June 19, 2013, EPO and Canadian Enterprise Gas Products, Ltd., an Alberta corporation and a wholly owned subsidiary of EPO (“CEGP”), entered into a First Amendment to Revolving Credit Agreement (the “First Amendment”), among EPO, as Borrower, CEGP, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the Revolving Credit Agreement, dated as of September 7, 2011, among the Borrower, the Lenders and the Administrative Agent (the “Multi-Year Credit Agreement”), and the Lenders party thereto.

Among other things, the First Amendment (i) lowers the index debt ratings in the definition of “Applicable Rate”; (ii) extends the maturity date under the Multi-Year Credit Agreement to five years from the date of execution of the First Amendment; (iii) adjusts the maximum aggregate face amount of Letters of Credit issuable by each issuing bank as shown on new Schedule 2.06(b); (iv) adds as an event of default if an “event of default” occurs and is continuing under the 364-Day Credit Agreement and (v) amends Schedule 2.01, Commitments.

The description of the First Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.3 and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 19, 2013, EPO entered into the 364-Day Credit Agreement. The information relating to the 364-Day Credit Agreement and related Guaranty Agreement set forth under Item 1.01 is incorporated by reference into this Item 2.03. The 364-Day Credit Agreement is also filed as Exhibit 10.1 hereto, and the related Guaranty Agreement is filed as Exhibit 10.2, and each are incorporated herein by reference.

Item 8.01	Other Events.

On June 20, 2013, the Partnership issued a press release announcing the execution of the 364-Day Credit Agreement, the Guaranty Agreement and the First Amendment described in Item 1.01 above, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	364-Day Revolving Credit Agreement dated as of June 19, 2013, among Enterprise Products Operating LLC, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd., and The Royal Bank of Scotland Plc, as Co-Syndication Agents, and The Bank of Nova Scotia, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS Securities LLC and Royal Bank of Canada, as Co-Documentation Agents.

10.2	Guaranty Agreement, dated as of June 19, 2013, by and among Enterprise Products Partners L.P. and Enterprise Products Operating LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.3	First Amendment dated as of June 19, 2013 to Revolving Credit Agreement dated as of September 7, 2011, among Enterprise Products Operating LLC, Canadian Enterprise Gas Products, Ltd., Wells Fargo Bank, National Association, as administrative agent for each of the lenders that is a signatory or which becomes a signatory to the Credit Agreement, the Lenders party thereto, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd. and The Royal Bank of Scotland Plc, as Co-Syndication Agents, and The Bank of Nova Scotia, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS Securities LLC and Royal Bank of Canada, as Co-Documentation Agents, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Corporate Bank, Ltd., RBS Securities Inc., Scotia Capital, SunTrust Robinson Humphrey, Inc., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Runners.

99.1	Press Release dated June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: June 20, 2013	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description

10.1	364-Day Revolving Credit Agreement dated as of June 19, 2013, among Enterprise Products Operating LLC, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd., and The Royal Bank of Scotland Plc, as Co-Syndication Agents, and The Bank of Nova Scotia, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS Securities LLC and Royal Bank of Canada, as Co-Documentation Agents.

10.2	Guaranty Agreement, dated as of June 19, 2013, by and among Enterprise Products Partners L.P. and Enterprise Products Operating LLC in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.3	First Amendment dated as of June 19, 2013 to Revolving Credit Agreement dated as of September 7, 2011, among Enterprise Products Operating LLC, Canadian Enterprise Gas Products, Ltd., Wells Fargo Bank, National Association, as administrative agent for each of the lenders that is a signatory or which becomes a signatory to the Credit Agreement, the Lenders party thereto, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd. and The Royal Bank of Scotland Plc, as Co-Syndication Agents, and The Bank of Nova Scotia, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., UBS Securities LLC and Royal Bank of Canada, as Co-Documentation Agents, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Corporate Bank, Ltd., RBS Securities Inc., Scotia Capital, SunTrust Robinson Humphrey, Inc., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Book Runners.

99.1	Press Release dated June 20, 2013.